Exhibit 99.1

Ladder Capital Corp Reports Results for the Quarter Ended March 31, 2020

NEW YORK--(BUSINESS WIRE)--May 5, 2020--Ladder Capital Corp (NYSE: LADR) (“we,” “Ladder,” or the “Company”) today announced operating results for the quarter ended March 31, 2020. GAAP loss before taxes for the three months ended March 31, 2020 was $18.6 million, and diluted loss per share was $0.15. Core earnings was $30.9 million, or $0.26 of core EPS. After-tax GAAP return on average equity was (4.5)% and after-tax core return on average equity was 8.0%.

As separately announced, since the end of the first quarter Ladder has entered into a strategic financing arrangement with Koch Real Estate Investments, LLC (“Koch”), an affiliate of Koch Industries, which provides $206.4 million in senior secured financing to fund transitional and land loans, and has completed a private CLO with Goldman Sachs Bank USA that generated $310.2 million of gross proceeds. As of May 1, Ladder has over $830 million of cash on hand and over $2.6 billion of unencumbered assets.

“Ladder’s constant attention to liability management has proven to be very helpful during these difficult times,” said Brian Harris, Ladder’s Chief Executive Officer. “We went into this recent downturn in a position of strength and took additional, decisive steps to further strengthen our liquidity and our ability to take advantage of the wide opportunity set that we see ahead.”

Ladder has taken a number of previously announced steps to ensure its continued success during the current market volatility related to the global COVID-19 pandemic, including retaining Moelis & Company LLC, which acted as financial advisor on the Koch financing, reducing expenses, and enhancing its liquidity position through the selective sale of loans and securities and the regular cash inflows on its portfolios of loans, securities, and income producing real estate investments.

Supplemental

The Company issued a supplemental presentation detailing its first quarter 2020 operating results, which can be viewed at http://ir.laddercapital.com/.

Conference Call and Webcast

We will host a conference call on Tuesday, May 5, 2020 at 5:00 p.m. Eastern Time to discuss first quarter 2020 results. The conference call can be accessed by dialing (800) 347-6311 domestic or (646) 828-8143 international. Individuals who dial in will be asked to identify themselves and their affiliations. For those unable to participate, an audio replay will be available from 8:00 p.m. Eastern Time on Tuesday, May 5, 2020 through midnight Tuesday, May 19, 2020. To access the replay, please call (844) 512-2921 domestic or (412) 317-6671 international, access code 9206672. The conference call will also be webcast though a link on Ladder Capital Corp’s Investor Relations website at ir.laddercapital.com/event. A web-based archive of the conference call will also be available at the above website.

About Ladder

Ladder Capital Corp is an internally-managed commercial real estate investment trust with over $6 billion of assets. Our investment objective is to preserve and protect shareholder capital while producing attractive risk-adjusted returns. As one of the nation’s leading commercial real estate capital providers, we specialize in underwriting commercial real estate and offering flexible capital solutions within a sophisticated platform.

Ladder originates and invests in a diverse portfolio of commercial real estate and real estate-related assets, focusing on senior secured assets. Our investment activities include: (i) our primary business of originating senior first mortgage fixed and floating rate loans collateralized by commercial real estate with flexible loan structures; (ii) investing in investment grade securities secured by first mortgage loans on commercial real estate; and (iii) owning and operating commercial real estate, including net leased commercial properties.

Founded in 2008, and led by Brian Harris, the Company’s Chief Executive Officer, Ladder is run by a highly experienced management team with extensive expertise in all aspects of the commercial real estate industry, including origination, credit, underwriting, structuring, capital markets and asset management. Members of Ladder’s management and board of directors are highly aligned with the Company’s investors, owning over 10% of the Company’s equity.

Forward-Looking Statements & Coronavirus Risk

Certain statements in this release may constitute “forward-looking” statements. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Ladder believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results, including the impact of the COVID-19 pandemic on the Company's business. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in each of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the period ended March 31, 2020, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the U.S. Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this release. Ladder expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

Ladder Capital Corp
Consolidated Balance Sheets
(Dollars in Thousands)

	March 31, 2020(1)	December 31, 2019(1)
	(Unaudited)
Assets
Cash and cash equivalents	$358,352	$58,171
Restricted cash	263,869	297,575
Mortgage loan receivables held for investment, net, at amortized cost	3,383,322	3,236,536
Mortgage loan receivables held for sale	146,713	122,325
Real estate securities	1,930,605	1,721,305
Real estate and related lease intangibles, net	1,047,418	1,048,081
Investments in and advances to unconsolidated joint ventures	48,659	48,433
FHLB stock	61,619	61,619
Derivative instruments	950	693
Accrued interest receivable	23,231	21,066
Other assets	67,134	53,348
Total assets	$7,331,872	$6,669,152
Liabilities and Equity
Liabilities
Debt obligations, net	$5,681,020	$4,859,873
Dividends payable	38,256	38,696
Accrued expenses	38,476	72,397
Other liabilities	73,293	59,209
Total liabilities	5,831,045	5,030,175
Commitments and contingencies	—	—
Equity
Class A common stock, par value $0.001 per share, 600,000,000 shares authorized; 110,693,832 and 110,693,832 shares issued and 108,337,782 and 107,509,563 shares outstanding	109	108
Class B common stock, par value $0.001 per share, 100,000,000 shares authorized; 12,158,933 and 12,158,933 shares issued and outstanding	12	12
Additional paid-in capital	1,546,143	1,532,384
Treasury stock, 2,356,050 and 3,184,269 shares, at cost	(52,983)	(42,699)
Retained earnings (dividends in excess of earnings)	(94,171)	(35,746)
Accumulated other comprehensive income (loss)	(65,920)	4,218
Total shareholders’ equity	1,333,190	1,458,277
Noncontrolling interest in operating partnership	160,466	172,054
Noncontrolling interest in consolidated joint ventures	7,171	8,646
Total equity	1,500,827	1,638,977

Total liabilities and equity	$7,331,872	$6,669,152

(1) Includes amounts relating to consolidated variable interest entities.

Ladder Capital Corp
Consolidated Statements of Income
(Dollars in Thousands, Except Per Share and Dividend Data)
(Unaudited)

	Three Months Ended March 31,
	2020	2019

Net interest income
Interest income	$72,589	$86,466
Interest expense	51,401	51,248
Net interest income	21,188	35,218
Provision for loan losses	26,581	300
Net interest income after provision for loan losses	(5,393)	34,918

Other income (loss)
Operating lease income	26,328	28,921
Sale of loans, net	1,005	7,079
Realized gain (loss) on securities	3,011	2,865
Unrealized gain (loss) on equity securities	(533)	2,078
Unrealized gain (loss) on Agency interest-only securities	76	11
Realized gain (loss) on sale of real estate, net	10,529	4
Impairment of real estate	—	(1,350)
Fee and other income	1,519	4,685
Net result from derivative transactions	(15,435)	(11,034)
Earnings (loss) from investment in unconsolidated joint ventures	441	959
Gain (loss) on extinguishment/defeasance of debt	2,061	(1,070)
Total other income (loss)	29,002	33,148
Costs and expenses
Salaries and employee benefits	17,021	23,574
Operating expenses	5,794	5,403
Real estate operating expenses	7,948	5,474
Fee expense	1,439	1,712
Depreciation and amortization	10,009	10,227
Total costs and expenses	42,211	46,390
Income (loss) before taxes	(18,602)	21,676
Income tax expense (benefit)	(4,541)	(2,854)
Net income (loss)	(14,061)	24,530
Net (income) loss attributable to noncontrolling interest in consolidated joint ventures	(1,519)	447
Net (income) loss attributable to noncontrolling interest in operating partnership	(148)	(2,802)
Net income (loss) attributable to Class A common shareholders	$(15,728)	$22,175

Earnings per share:
Basic	$(0.15)	$0.21
Diluted	$(0.15)	$0.21

Weighted average shares outstanding:
Basic	106,329,796	104,259,549
Diluted	106,329,796	105,006,315

Dividends per share of Class A common stock	$0.340	$0.340

Non-GAAP Financial Measures

We present core earnings, core EPS, and after-tax core return on average equity (“after-tax core ROAE”), which are non-GAAP financial measures, as supplemental measures of our performance. We believe core earnings, core EPS and after-tax core ROAE assist investors in comparing our performance across reporting periods on a more relevant and consistent basis by excluding certain non-cash expenses and unrecognized results as well as eliminating timing differences related to securitization gains and changes in the values of assets and derivatives. In addition, we use core earnings, core EPS and after-tax core ROAE: (i) to evaluate our earnings from operations and (ii) because management believes that they may be useful performance measures for us. Core earnings is also used as a factor in determining the annual incentive compensation of our senior managers and other employees.

We define core earnings as income before taxes adjusted for (i) real estate depreciation and amortization, (ii) the impact of derivative gains and losses related to the hedging of assets on our balance sheet as of the end of the specified accounting period, (iii) unrealized gains/(losses) related to our investments in fair value securities and passive interest in unconsolidated joint ventures, (iv) economic gains on loan sales not recognized under GAAP accounting for which risk has substantially transferred during the period and the exclusion of resultant GAAP recognition of the related economics during the subsequent periods, (v) adjustment for CECL reserves, (vi) non-cash stock-based compensation, and (vii) certain transactional items.

Core EPS is defined as after-tax core earnings divided by the adjusted weighted average diluted shares outstanding during the period. The adjusted weighted average diluted shares outstanding is defined as the GAAP weighted average diluted shares outstanding, adjusted for shares issuable upon conversion of all Class B shares, if excluded from the GAAP measure because they would have an anti-dilutive effect. The inclusion of shares issuable upon conversion of Class B shares is consistent with the inclusion of income attributable to noncontrolling interest in operating partnership in core earnings and after-tax core earnings.

Set forth below is an unaudited reconciliation of net income to after-tax core earnings, and an unaudited computation of core EPS (in thousands, except per share data):

	Three Months Ended March 31,
	2020	2019

Net income (loss)	$(14,061)	$24,530
Income tax expense (benefit)	(4,541)	(2,854)
Income (loss) before taxes	(18,602)	21,676
Net (income) loss attributable to noncontrolling interest in consolidated joint ventures (GAAP)(1)	(1,523)	440
Our share of real estate depreciation, amortization and gain adjustments(2)(3)	1,373	5,667
Adjustments for unrecognized derivative results(4)	17,590	9,115
Unrealized (gain) loss on fair value securities	1,512	(2,089)
Adjustment for economic gain on loan sales not recognized under GAAP for which risk has been substantially transferred, net of reversal/amortization	(233)	(3)
Adjustment for CECL reserves	18,581	—
Non-cash stock-based compensation	12,158	12,094
Core earnings	30,856	46,900
Core estimated corporate tax benefit (expense)(5)	288	295
After-tax core earnings	$31,144	$47,195
Adjusted weighted average diluted shares outstanding(6)	118,917	118,206
Core EPS	$0.26	$0.40

(1)

Includes $4 thousand and $8 thousand of net income which are included in net (income) loss attributable to noncontrolling interest in operating partnership on the consolidated statements of income for the three months ended March 31, 2020 and 2019, respectively.

(2)

The following is a reconciliation of GAAP depreciation and amortization to our share of real estate depreciation, amortization and gain adjustments presented in the computation of core earnings in the preceding table ($ in thousands):

		Three Months Ended March 31,
		2020	2019

	Total GAAP depreciation and amortization	$10,009	$10,227
	Less: Depreciation and amortization related to non-rental property fixed assets	(25)	(25)
	Less: Non-controlling interest in consolidated joint ventures’ share of accumulated depreciation and amortization and unrecognized passive interest in unconsolidated joint ventures	(592)	(906)
	Our share of real estate depreciation and amortization	9,392	9,296

	Realized gain from accumulated depreciation and amortization on real estate sold (see below)	(9,639)	(3,485)
	Less: Non-controlling interest in consolidated joint ventures’ share of accumulated depreciation and amortization on real estate sold	2,146	—
	Our share of accumulated depreciation and amortization on real estate sold	(7,493)	(3,485)

	Less: Operating lease income on above/below market lease intangible amortization	(526)	(144)

	Our share of real estate depreciation, amortization and gain adjustments	$1,373	$5,667

GAAP gains/losses on sales of real estate include the effects of previously recognized real estate depreciation and amortization. For purposes of core earnings, our share of real estate depreciation and amortization is eliminated and, accordingly, the resultant gains/losses also must be adjusted. Following is a reconciliation of the related consolidated GAAP amounts to the amounts reflected in core earnings ($ in thousands):

	Three Months Ended March 31,
	2020	2019

GAAP realized gain (loss) on sale of real estate, net	$10,529	$4
Adjusted gain/loss on sale of real estate for purposes of core earnings	(3,036)	3,481
Our share of accumulated depreciation and amortization on real estate sold	$7,493	$3,485
(3)

For the three months ended March 31, 2019, the Company recognized $5.7 million of operating lease income from prepayment of a lease, a $1.1 million loss on extinguishment of debt and a $1.4 million impairment of real estate related to a single-tenant two-story office building in Wayne, NJ. This property was sold on May 1, 2019. For core earnings, the Company recognizes the net impact of these events in the period the sale was realized. Accordingly, the $3.3 million net impact of the income and losses discussed above were excluded from core earnings for the three months ended March 31, 2019 and have been included in core earnings for the year ended December 31, 2019.

(4)

The following is a reconciliation of GAAP net results from derivative transactions to our unrecognized derivative result presented in the computation of core earnings in the preceding table ($ in thousands):

		Three Months Ended March 31,
		2020	2019

	Net results from derivative transactions	$(15,435)	$(11,034)
	Hedging interest expense	532	(149)
	Hedging realized result	(2,687)	2,068
	Adjustments for unrecognized derivative results	$(17,590)	$(9,115)

(5)	Core estimated corporate tax benefit (expense) based on effective tax rate applied to core earnings generated by the activity within our taxable REIT subsidiary.

(6)	Set forth below is an unaudited reconciliation of weighted average diluted shares outstanding to adjusted weighted average diluted shares outstanding (in thousands):

		Three Months Ended March 31,
		2020	2019

	Weighted average diluted shares outstanding	106,330	105,006
	Weighted average shares issuable to converted Class B shareholders	12,587	13,200
	Adjusted weighted average diluted shares outstanding	118,917	118,206

After-tax core ROAE is presented on an annualized basis and is defined as after-tax core earnings divided by the average total shareholders’ equity and noncontrolling interest in operating partnership during the period. The inclusion of noncontrolling interest in operating partnership is consistent with the inclusion of income attributable to noncontrolling interest in operating partnership in after-tax core earnings. Set forth below is an unaudited computation of after-tax core ROAE ($ in thousands):

	Three Months Ended March 31,
	2020	2019

After-tax core earnings	$31,144	$47,195
Average shareholders’ equity and NCI in operating partnership	1,561,994	1,588,698
After-tax core ROAE	8.0%	11.9%

Non-GAAP Measures - Limitations

Our non-GAAP financial measures have limitations as analytical tools. Some of these limitations are:

  core earnings, core EPS and after-tax core ROAE do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations and are not necessarily indicative of cash necessary to fund cash needs;
  core EPS and after-tax core ROAE are based on a non-GAAP estimate of our effective tax rate, including the impact of Unincorporated Business Tax and the impact of our election to be taxed as a REIT effective January 1, 2015, assuming the conversion of all shares of Class B common stock into shares of Class A common stock. Our actual tax rate may differ materially from this estimate; and
  other companies in our industry may calculate non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.

Because of these limitations, our non-GAAP financial measures should not be considered in isolation or as a substitute for net income (loss) attributable to shareholders, earnings per share or book value per share, or any other performance measures calculated in accordance with GAAP. Our non-GAAP financial measures should not be considered an alternative to cash flows from operations as a measure of our liquidity.

In the future, we may incur gains and losses that are the same as or similar to some of the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Contacts

Investor Contact
Ladder Capital Corp Investor Relations
(917) 369-3207
investor.relations@laddercapital.com